EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES

1)	Airport Hotels LLC
2)	Ameliatel, a Florida GP
3)	Atlanta II Limited Partnership
4)	Beachfront Properties, Inc.
5)	BRE/Swiss L.L.C
6)	Calgary Charlotte Holdings Company
7)	Calgary Charlotte Partnership
8)	CB Realty Sales, Inc.
9)	CBM Associates II LLC
10)	CBM Funding Corporation
11)	CBM I Holdings LLC
12)	CBM II Holdings LLC
13)	CBM Joint Venture LLC
14)	CBM Mezzanine Borrower LLC
15)	CBM One GP Corp.
16)	CBM One Holdings LLC
17)	CBM One LLC
18)	CBM Two GP Corp.
19)	CBM Two LLC
20)	CCC CMBS Corporation
21)	CCFS Atlanta LLC
22)	CCFS Philadelphia LLC
23)	CCHH Atlanta LLC
24)	CCHH Burlingame LLC
25)	CCHH Cambridge LLC
26)	CCHH Maui LLC
27)	CCHH Reston LLC
28)	CCHI Singer Island LLC
29)	CCMH Atlanta Marquis LLC
30)	CCMH Atlanta NW LLC
31)	CCMH Atlanta Suites LLC
32)	CCMH Bethesda LLC
33)	CCMH Charlotte LLC
34)	CCMH Chicago CY LLC
35)	CCMH Copley LLC
36)	CCMH Coronado LLC
37)	CCMH Costa Mesa Suites LLC
38)	CCMH Dallas/FW LLC
39)	CCMH DC LLC
40)	CCMH Deerfield Suites LLC
41)	CCMH Denver SE LLC
42)	CCMH Denver Tech LLC
43)	CCMH Denver West LLC
44)	CCMH Diversified LLC
45)	CCMH Downer’s Grove Suites LLC
46)	CCMH Dulles AP LLC
47)	CCMH Dulles Suites LLC
48)	CCMH Farmington LLC
49)	CCMH Fin Center LLC
50)	CCMH Fisherman’s Wharf LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—Continued

51)	CCMH Ft. Lauderdale LLC
52)	CCMH Gaithersburg LLC
53)	CCMH Hanover LLC
54)	CCMH Houston AP LLC
55)	CCMH Houston Galleria LLC
56)	CCMH IHP LLC
57)	CCMH Jacksonville LLC
58)	CCMH Kansas City AP LLC
59)	CCMH Key Bridge LLC
60)	CCMH Lenox LLC
61)	CCMH Manhattan Beach LLC
62)	CCMH Marina LLC
63)	CCMH Memphis LLC
64)	CCMH Metro Center LLC
65)	CCMH Miami AP LLC
66)	CCMH Minneapolis LLC
67)	CCMH Moscone LLC
68)	CCMH Nashua LLC
69)	CCMH Newark LLC
70)	CCMH Newport Beach LLC
71)	CCMH Newport Beach Suites LLC
72)	CCMH Newton LLC
73)	CCMH Norcross LLC
74)	CCMH Norfolk LLC
75)	CCMH O’Hare AP LLC
76)	CCMH O’Hare Suites LLC
77)	CCMH Oklahoma LLC
78)	CCMH Ontario AP LLC
79)	CCMH Orlando LLC
80)	CCMH Palm Beach LLC
81)	CCMH Palm Desert LLC
82)	CCMH Park Ridge LLC
83)	CCMH Pentagon RI LLC
84)	CCMH Perimeter LLC
85)	CCMH Philadelphia AP LLC
86)	CCMH Philadelphia Mkt. LLC
87)	CCMH Plaza San Antonio LLC
88)	CCMH Portland LLC
89)	CCMH Potomac LLC
90)	CCMH Properties II LLC
91)	CCMH Quorum LLC
92)	CCMH Raleigh LLC
93)	CCMH Riverwalk LLC
94)	CCMH Rocky Hill LLC
95)	CCMH Romulus
96)	CCMH Salt Lake LLC
97)	CCMH San Diego LLC
98)	CCMH San Fran AP LLC
99)	CCMH Santa Clara LLC
100)	CCMH Scottsdale Suites LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—Continued

101)	CCMH South Bend LLC
102)	CCMH Tampa AP LLC
103)	CCMH Tampa Waterside LLC
104)	CCMH Tampa Westshore LLC
105)	CCMH Times Square LLC
106)	CCMH Torrance LLC
107)	CCMH Waterford LLC
108)	CCMH Westfields LLC
109)	CCMH Williamsburg LLC
110)	CCMH World Trade Center LLC
111)	CCRC Amelia Island LLC
112)	CCRC Atlanta LLC
113)	CCRC Buckhead/Naples LLC
114)	CCRC Dearborn LLC
115)	CCRC Marina LLC
116)	CCRC Naples Golf LLC
117)	CCRC Phoenix LLC
118)	CCRC San Francisco LLC
119)	CCRC Tysons LLC
120)	CCSH Atlanta LLC
121)	CCSH Boston LLC
122)	CCSH Chicago LLC
123)	CCSH New York LLC
124)	Chesapeake Financial Services LLC
125)	Chesapeake Hotel Limited Partnership
126)	CHLP Finance LP
127)	City Center Development LP
128)	City Center Hotel limited Partnership
129)	City Center Interstate Partnership LLC
130)	CLDH Meadowvale, Inc.
131)	CLMH Airport Inc.
132)	CLMH Calgary Inc.
133)	CLMH Eaton Centre Inc.
134)	Courtyard by Marriott II Limited Partnership
135)	Courtyard by Marriott Limited Partnership
136)	Courtyard II Associates, L.P.
137)	Courtyard II Associates Management Corporation
138)	Courtyard II Finance Company
139)	DS Hotel LLC
140)	Duna Szalloda Rt.
141)	Durbin LLC
142)	East Side Hotel Associates, L.P.
143)	Elcrisa S.A. de C.V.
144)	Farrell’s Ice Cream Parlour Restaurant’s LLC
145)	Fernwood Atlanta Corporation
146)	Fernwood Holdings LLC
147)	Fernwood Hotel Assets LLC
148)	Fernwood Hotel LLC
149)	FIBM One LLC
150)	G.L. Insurance Corporation

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—Continued

151)	HMA Realty Limited Partnership
152)	HMA-GP LLC
153)	HMC Airport, Inc.
154)	HMC Amelia I LLC
155)	HMC Amelia II LLC
156)	HMC AP Canada Company
157)	HMC AP GP LLC
158)	HMC AP GP, Inc.
159)	HMC AP LP
160)	HMC Atlanta LLC
161)	HMC BCR Holdings LLC
162)	HMC Burlingame Hotel LLC
163)	HMC Burlingame II LLC
164)	HMC Burlingame LLC
165)	HMC California Leasing LLC
166)	HMC Cambridge LLC
167)	HMC Capital LLC
168)	HMC Capital Resources LLC
169)	HMC Charlotte (Calgary) Company
170)	HMC Charlotte GP LLC
171)	HMC Charlotte GP, Inc.
172)	HMC Charlotte LP
173)	HMC Chicago LLC
174)	HMC Copley LLC
175)	HMC Desert LLC
176)	HMC Diversified American Hotels, L.P.
177)	HMC Diversified LLC
178)	HMC DSM LLC
179)	HMC Duna, Inc.
180)	HMC East Side II LLC
181)	HMC East Side LLC
182)	HMC Gateway LLC
183)	HMC Georgia LLC
184)	HMC Grace (Calgary) Company
185)	HMC Grand LLC
186)	HMC Hanover LLC
187)	HMC Hartford LLC
188)	HMC Headhouse Funding LLC
189)	HMC Host Restaurants LLC
190)	HMC Hotel Development LLC
191)	HMC Hotel Properties II Limited Partnership
192)	HMC Hotel Properties Limited Partnership
193)	HMC HPP LLC
194)	HMC HT LLC
195)	HMC IHP Holdings LLC
196)	HMC JWDC GP LLC
197)	HMC JWDC LLC
198)	HMC Manhattan Beach LLC
199)	HMC Market Street LLC
200)	HMC Maui LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—Continued

201)	HMC Mexpark LLC
202)	HMC MHP II LLC
203)	HMC Naples Golf, Inc.
204)	HMC NGL LLC
205)	HMC OLS I LLC
206)	HMC OLS I LP
207)	HMC OLS II LP
208)	HMC OP BN LLC
209)	HMC Pacific Gateway LLC
210)	HMC Palm Desert LLC
211)	HMC Park Ridge II LLC
212)	HMC Park Ridge LLC
213)	HMC Park Ridge LP
214)	HMC Partnership Holdings LLC
215)	HMC Partnership Properties LLC
216)	HMC PLP LLC
217)	HMC Polanco LLC
218)	HMC Potomac LLC
219)	HMC Properties I LLC
220)	HMC Properties II LLC
221)	HMC Property Leasing LLC
222)	HMC Reston LLC
223)	HMC Retirement Properties, L.P.
224)	HMC RTZ Loan Limited Partnership
225)	HMC SBM Two LLC
226)	HMC Seattle LLC
227)	HMC SFO LLC
228)	HMC Suites Limited Partnership
229)	HMC Suites LLC
230)	HMC Swiss Holdings LLC
231)	HMC Swiss—Lafayette LLC
232)	HMC Times Square Hotel LLC
233)	HMC Times Square Partner LLC
234)	HMC Toronto Air Company
235)	HMC Toronto Airport GP LLC
236)	HMC Toronto Airport GP, Inc.
237)	HMC Toronto Airport LP
238)	HMC Toronto EC Company
239)	HMC Toronto EC GP LLC
240)	HMC Toronto EC GP, Inc.
241)	HMC Toronto EC LP
242)	HMC Waterford LLC
243)	HMC/Interstate Manhattan Beach, L.P.
244)	HMC/Interstate Ontario, L.P.
245)	HMC/Interstate Waterford, L.P.
246)	HMC/RGI Hartford, L.P.
247)	HMH General Partner Holdings LLC
248)	HMH HPT CBM LLC
249)	HMH HPT RIBM LLC
250)	HMH Marina LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—Continued

251)	HMH Norfolk LLC
252)	HMH Norfolk, L.P.
253)	HMH Pentagon LLC
254)	HMH Realty Company, Inc.
255)	HMH Restaurants II LLC
256)	HMH Restaurants LLC
257)	HMH Rivers L.P.
258)	HMH Rivers LLC
259)	HMH WTC LLC
260)	HMP Capital Ventures LLC
261)	HMP Financial Services LLC
262)	HMT Lessee LLC
263)	HMT Lessee Parent LLC
264)	HMT Lessee Sub (Atlanta) LLC
265)	HMT Lessee Sub (Palm Desert) LLC
266)	HMT Lessee Sub (Properties II) LLC
267)	HMT Lessee Sub (Santa Clara) LLC
268)	HMT Lessee Sub (SDM Hotel) LLC
269)	HMT Lessee Sub I LLC
270)	HMT Lessee Sub II LLC
271)	HMT Lessee Sub III LLC
272)	HMT Lessee Sub IV LLC
273)	HMT SPE (Atlanta) Corporation
274)	HMT SPE (Pam Desert) Corporation
275)	HMT SPE (Properties II) Corporation
276)	HMT SPE (Santa Clara) Corporation
277)	Hopewell Associates, L.P.
278)	Host DSM Limited Partnership
279)	Host Hanover Limited Partnership
280)	Host La Jolla LLC
281)	Host Marriott Corporation
282)	Host Marriott, L.P.
283)	Host MHP Two Corporation
284)	Host of Boston, Ltd.
285)	Host of Houston 1979
286)	Host of Houston Ltd.
287)	Host Park Ridge LLC
288)	Host/Interstate Partnership, L.P
289)	Hot Shoppes, Inc.
290)	HTKG Development Associates Management Corporation
291)	IHP Holdings Partnership LP
292)	Ivy Street Hopewell LLC
293)	Ivy Street Hotel Limited Partnership
294)	Ivy Street LLC
295)	JWDC Limited Partnership
296)	Lauderdale Beach Association
297)	Market Street Host LLC
298)	Marriott Mexico City Partnership, G.P.
299)	MDSM Finance LLC
300)	MFR of Illinois LLC

EXHIBIT 21

HOST MARRIOTT, L.P.

SUBSIDIARIES—Continued

301)	MFR of Vermont LLC
302)	MFR of Wisconsin LLC
303)	MRILP II Liquidating Trust
304)	MRILP Liquidating Trust
305)	Mutual Benefit Chicago Suite Hotel Partners, L.P.
306)	New Market Street LP
307)	Pacific Gateway, Ltd.
308)	Philadelphia Airport Hotel LLC
309)	Philadelphia Market Street HMC Hotel Limited Partnership
310)	Philadelphia Market Street Marriott Hotel II Limited Partnership
311)	PM Financial LLC
312)	PM Financial LP
313)	Potomac Hotel Limited Partnership
314)	PRM LLC
315)	RIBM One LLC
316)	RIBM Two LLC
317)	Rockledge Bickford’s Family Fare, Inc.
318)	Rockledge CBM Investor I, Inc.
319)	Rockledge CBM Investor II, Inc
320)	Rockledge CBM One Corporation
321)	Rockledge FIBM One Corporation
322)	Rockledge Hanover LLC
323)	Rockledge HMC BN LLC
324)	Rockledge Hotel LLC
325)	Rockledge Hotel Properties, Inc.
326)	Rockledge Manhattan Beach LLC
327)	Rockledge Minnesota LLC
328)	Rockledge NY Times Square LLC
329)	Rockledge Potomac LLC
330)	Rockledge RIBM Two Corporation
331)	Rockledge Riverwalk LLC
332)	Rockledge Square 254 LLC
333)	S.D. Hotels LLC
334)	Santa Clara HMC LLC
335)	Santa Clara Host Hotel Limited Partnership
336)	Sparky’s Virgin Islands, Inc.
337)	Tecon Hotel Corporation
338)	Timeport, L.P.
339)	Times Square GP LLC
340)	Times Square HMC Hotel, L.P.
341)	Times Square LLC
342)	Timewell Group, L.P.
343)	Wellsford-Pard Ridge HMC Hotel Limited Partnership
344)	YBG Associates LLC